$1,313,000.00                                                       May 31, 1996


                                 PROMISSORY NOTE

        For value received, the undersigned (jointly and severally if more than one) promises to pay to the order of Textron Financial Corporation ("TFC"), a Delaware corporation having its principal place of business in Providence, Rhode Island (together with any other holder of this Note, hereinafter referred to as the "Holder"), the principal sum of One Million Three Hundred Thirteen Thousand United States Dollars ($1,313,000.00), together with interest thereon as provided herein. The obligations of the undersigned hereunder are "Obligations" secured by the "Collateral" as defined and described in a Security Agreement between the undersigned and the Holder dated as of May 31, 1996 (the "Security Agreement"), and the Holder shall be entitled to all of the rights and privileges provided therein, including rights of acceleration of this Note.

        Each installment shall be due and payable monthly commencing on June 30, 1996 and continuing on the same date of each month thereafter ("Payment Dates"), through and including May 31, 2001 (the "Maturity Date"). Installments 1 through 59 shall consist of principal and interest of $17,716.97 each. The final installment due and payable on the Maturity Date shall be in an amount equal to the entire outstanding principal balance of this Note, together with all accrued interest, charges and other amounts then due and owing hereunder and under the Security Agreement. Interest is calculated on the unpaid principal balance of this Note at the rate of ten and one-half percent (10.50%) per annum on the basis of a 360-day year comprised of twelve 30-day months.

        In the event any amount due hereunder is past due by more than ten (10) days, the undersigned agrees to pay a late charge equal to the lesser of (a) five percent (5%) on and in addition to the amount of the past due payment or
(b) the maximum charges allowable under then applicable law. Upon the maturity of this Note (by reason of default and acceleration or otherwise), the undersigned agrees to pay interest on the unpaid balance and all accrued and unpaid amounts due hereunder and under the Security Agreement from the maturity hereof through the day of payment at a rate of interest equal to the lesser of
(a) the Holder's then current default rate of interest, or (b) the maximum rate of interest allowable under then applicable law.

        Each payment hereunder shall be made in lawful money of the United States and shall be payable to such account or address as the Holder hereof shall from time to time direct the undersigned. All amounts received shall be applied first, to accrued late charges and any other costs or expenses due and owing hereunder or under the terms of the Security Agreement; second, to accrued interest; and third, to unpaid principal. If at any time during the term of this Note the interest rate applicable hereunder exceeds the maximum rate of interest permitted under then applicable law, then the interest rate shall thereafter be deemed to be the maximum rate permitted under then applicable law, and amounts of interest received from the undersigned in excess of such maximum rate shall be considered reductions to principal to the extent of any such excess.

        Failure to pay this Note, or any installment hereunder promptly when due, or default or failure in the performance or due observance of any of the terms, conditions or obligations hereunder or under the Security Agreement or in any other agreement or instrument between the undersigned (or any endorser, guarantor, surety or other party liable for the undersigned's obligations hereunder, or any other entity controlling, controlled by, or under common control with the undersigned) and the Holder (or any other entity controlling, controlled by or under common control with the Holder), shall entitle the Holder to accelerate the maturity of this Note and to declare the entire unpaid principal balance and all accrued interest and other charges owing hereunder (including prepayment fees) and under the Security Agreement to be immediately due and payable, and to proceed at once to exercise each and every one of the remedies set forth in the Security Agreement or otherwise available at law or in equity.

        The undersigned and all other parties who may be liable (whether as endorsers, guarantors, sureties or otherwise) for payment of any sum or sums due or to become due under the terms of this Note waive diligence, presentment, demand, protest, notice of dishonor, notice of intent to accelerate, notice that the debt has been accelerated and notice of any other kind whatsoever and agree to pay all costs incurred by the Holder in enforcing its rights under this Note or the Security Agreement, including' reasonable attorney's fees, and they do hereby consent to any number of renewals or extensions at any time in the payment of this Note. No extension of time for payment of this Note made by any agreement with any person now or hereafter liable for payment of this Note shall operate to release, discharge, modify, change or affect the original liability of the undersigned under this Note, either in whole or in part. No delay or failure by the Holder hereof in exercising any right, power, privilege or remedy shall be deemed to be a waiver of the same or any part thereof; nor shall any single or partial exercise thereof or any failure to exercise the same in any instance preclude any future exercise thereof, or exercise of any other right, power, privilege or remedy, and the rights and remedies provided for hereunder are cumulative and not exclusive of any other right or remedy available at law or in equity. The Holder of this Note may proceed against all or any of the Collateral securing this Note or against any guarantor hereof, or may proceed contemporaneously or in the first instance against the undersigned, in such order and at such times following default hereunder as the Holder may determine in its sole discretion. All of the undersigned's obligations under this Note are absolute and unconditional, and shall not be subject to any offset or deduction whatsoever. The undersigned waives any right to assert, by way of counterclaim or affirmative defense in any action to enforce the undersigned's obligations hereunder, any claim whatsoever against the Holder of this Note.

        The provisions of this Note shall be governed by and construed in accordance with the laws of the State of Rhode Island.

ATTEST/WITNESS:                             Maker: PROFLIGHT, INC.

____________________________                By: ________________________________

Name: ______________________                Name: ______________________________

                                            Title: _____________________________

PROFLIGHT INC.

Compound Period.............: Monthly

Nominal Annual Rate ........: 10.50   %
Effective Annual Rate ......: 11.02   %
Periodic Rate ..............:  0.870  %
Daily Rate..................:  0.02917%

CASH FLOW DATA

        Event       Start Date      Amount        Number   Period      End Date

        1 Loan      05/31/1996    1,313,000.00       1
        2 Payment   06/30/1996       17,716.97      59     Monthly    04/30/2001
        3 Payment   05/31/2001      841,995.32       1

AMORTIZATION SCHEDULE - Normal Amortization, 360 Day Year

               Date          Payment               Interest        Principal    Balance
    Loan       05/31/1996                                                       1,313,000.00
       1       06/30/1919    17,716.97             11,488.75       6,228.22     1,306,771.78
       2       07/31/1996    17,716.97             11,434.25       6,282.72     1,300,489.06
       3       08/31/1996    17,716.97             11,379.28       6,337.69     1,294,151.37
       4       09/30/1996    17,716.97             11,323.82       6,393.15     1,287,758.22
       5       10/31/1996    17,716.97             11,267.88       6,449.09     1,281,309.13
       6       11/30/1996    17,716.97             11,211.45       6,505.52     1,274,803.61
       7       12/31/1996    17,716.97             11,154.53       6,562.44     1,268,241.17
    1996       Totals       124,018.79             79,259.96      44,758.83

       8       01/31/1997    17,716.97             11,097.11        6,619.86    1,261,621.31
       9       02/28/1997    17,716.97             11,039.19        6,677.78    1,254,943.53
      10       03/31/1997    17,716.97             10,980.76        6,736.21    1,248,207.32
      11       04/30/1997    17,716.97             10,921.81        6,795.16    1,241,412.16
      12       05/31/1997    17,716.97             10,862.36        6,854.61    1,234,557.55
      13       06/30/1997    17,716.97             10,802.38        6,914.59    1,227,642.96
      14       07/31/1997    17,716.97             10,741.88        6,975.09    1,220,667.87
      15       08/31/1997    17,716.97             10,680.84        7,036.13    1,213,631.74
      16       09/30/1997    17,716.97             10,619.28        7,097.69    1,206,534.05
      17       10/31/1997    17,716.97             10,557.17        7,159.80    1,199,374.25
      18       11/31/1997    17,716.97             10,494.52        7,222.45    1,192,151.80
      19       12/31/1997    17,716.97             10,431.33        7,285.64    1,184,866.16
    1997       Totals       212,603.64            129,228.63       83,375.01



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


      20       01/31/1998    17,716.97             10,367.58       7,349.39     1,177,516.77
      21       02/28/1998    17,716.97             10,303.27       7,413.70     1,170,103.07
      22       03/31/1998    17,716.97             10,238.40       7,478.57     1,162,624.50
      23       04/30/1998    17,716.97             10,172.96       7,544.01     1,155,080.49
      24       05/31/1998    17,716.97             10,106.95       7,610.02     1,147,470.47
      25       06/30/1998    17,716.97             10,040.37       7,676.60     1,139,793.87
      26       07/31/1998    17,716.97              9,973.20      7,9743.77     1,132,050.10
      27       08/31/1998    17,716.97              9,905.44       7,811.53     1,124,238,57
      28       09/30/1998    17,716.97              9,837.09       7,879.88     1,116,358.69
      29       10/31/1998    17,716.97              9,768.14       7,948.83     1,108,409.86
      30       11/30/1998    17,716.97              9,698.59       8,018.38     1,100,391.48
      31       12/31/1998    17,716.97              9,628.43       8,088.54     1,092,302.94
    1998       Totals       212,603.64            120,040.42      92,563.22

      32       01/31/1999    17,716.97               9,557.65       8,159.32    1,084,143.62
      33       02/28/1999    17,716.97               9,486.26       8,230.71    1,075,912.91
      34       03/31/1999    17,716.97               9,414.24       8,302.73    1,067,810.18
      35       04/30/1999    17,716.97               9,341.59       8,375.38    1,059,234.80
      38       06/31/1999    17,716.97               9,268.30       8,448.67    1,050,786.13
      37       06/30/1999    17,716.97               9,194.38       8,522.59    1,042,263.54
      38       07/31/1999    17,716.97               9,119.81       8,597.16    1,033,668.38
      39       08/31/1999    17,716.97               9,044.58       8,672.39    1,024,993.99
      40       09/30/1999    17,716.97               8,968.70       8,748.27    1,016,245.72
      41       10/11/1999    17,716.97               8,892.15       8,824.82    1,007,420.90
      42       11/30/1999    17,716.97               8,814.93       8,902.04      998,518.86
      43       12/31/1999    17,716.97               8,737.04       8,979.93      989,538.93
    1999       Totals       212,603.64             109,839.63     102,764.01

     44        01/31/2000    17,716.97               8,658.47       9,058.50      980,480.43
     45        02/29/2000    17,716.97               8,579.20       9,137.77      971,342.66
     46        03/31/2000    17,716.97               8,499.25       9,217.72      962,124.94
     47        04/30/2000    17,716.97               8,418.59       9,298.38      952,826.56
     48        05/31/2000    17,716.97               8,337.23       9,379.74      943,446.82
     49        06/30/2000    17,716.97               8,255.16       9,461.81      933,985.01
     50        07/31/2000    17,716.97               8,172.37       9,544.60      924,440.41
     51        06/31/2000    17,716.97               8,088.85       9,628.12      914,812.29
     52        09/20/2000    17,716.97               8,004.61       9,712.36      905,099.93
     53        10/31/2000    17,716.97               7,919.62       9,797.35      895,302.58
     54        11/30/2000    17,716.97               7,833.90       9,883.07      885,419.51
     55        12/31/2000    17,716.97               7,747.42       9,969.55      875,449.96
   2000        Total        212,603.64              98,514.67     114,088.97







     56        01/31/2001    17,716.97               7,660.19      10,056.78      865,393.18
     57        02/28/2001    17,716.97               7,572.19      10,144.78      855.248.40
     58        03/31/2001    17,716.97               7,483.42      10,233.55      845,014.85
     59        04/30/2001    17,716.97               7,393.88      10,323.09      834,691.76
     60        05/31/2001   841,995.32               7,303.56     834,691.76            0.00
   2001        Totals       912,863.20              37,413.24     875,449.96

   Grand Totals           1,887,296.55             574,296.55   1,313,000.00